EXHIBIT 10.1

WAIVER AND AGREEMENT dated as of July 13, 2007 (this “Waiver”), to the Second Amended and Restated Credit Agreement dated as of June 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Washington Group International, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined in Article I of the Credit Agreement) and Credit Suisse (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower has requested that the Requisite Lenders waive compliance by the Borrower with its obligation to (i) maintain a minimum Fixed Charge Coverage Ratio, as of the quarter ended June 29, 2007, of at least 1.5 to 1.0 and (ii) not make or incur, or permit to be made or incurred, Capital Expenditures during the Fiscal Year of 2007, in the aggregate, in excess of the amount of $69.3 million.

C. The Requisite Lenders are willing to grant such waiver, pursuant to the terms and on the conditions set forth herein.

D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Waiver and Agreement. The Requisite Lenders hereby waive (i) the requirement contained in Section 5.2 of the Credit Agreement to maintain for the four Fiscal Quarters ending on June 29, 2007 a Fixed Charge Coverage Ratio of at least 1.5 to 1.0, and (ii) the prohibition contained in Section 5.4 of the Credit Agreement on making or incurring Capital Expenditures during the 2007 Fiscal Year in excess of $69.3 million (which amount includes certain carryover amounts from Fiscal Year 2006), to the extent such failure to comply with such Sections 5.2 and 5.4 of the Credit Agreement is a direct result of the developments described in the letter dated July 3, 2007 from the Borrower to the Administrative Agent; and provided that the Borrower shall be required to be in compliance with Sections 5.2 (other than with respect to the four Fiscal Quarter period ending June 29, 2007) and 5.4 as of September 28, 2007.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Waiver, the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Bank and the Collateral Agent that (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and (b) no Default or Event of Default has occurred and is continuing, except to the extent such Default or Event of Default expressly relates to Sections 5.2 or 5.4 of the Credit Agreement as specifically referred to herein.

SECTION 3. Effectiveness. This Waiver shall become effective as of the date set forth above on the date on which the Administrative Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of (a) the Borrower and (b) Requisite Lenders.

SECTION 4. Effect of Waiver. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Waiver shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.

WASHINGTON GROUP INTERNATIONAL, INC.,

/s/ George H. Juetten
by	_________________________________________________________
	Name:	George H. Juetten
	Title:	Executive Vice President and Chief Financial Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent
by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director
/s/ Denise L. Alvarez
by	Name:	Denise L. Alvarez
	Title:	Associate

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	Bank of America, N.A.
	by	/s/ Robert W. Troutman
		Name:	Robert W. Troutman
		Title:	Managing Director

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	Commerzbank AG, New York and Grand Cayman Branches
	by	/s/ Yangling Joanne Si
		Name:	Yangling Joanne Si
		Title:	Vice President

	by	/s/ Matthew Havens
		Name:	Matthew Havens
		Title:	Assistant Treasurer

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	HSBC Bank USA, National Association
	by	/s/ Bruce Wicks
		Name:	Bruce Wicks
		Title:	First Vice President

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	KeyBank National Association
	by	/s/ Frank Jancar
		Name:	Frank Jancar
		Title:	Vice President

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	LaSalle Bank National Association
	by	/s/ Steve Trepiccione
		Name:	Steve Trepiccione
		Title:	SVP

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
United Overseas Bank Limited, New York Agency
by	/s/ George Lim
	Name:	George Lim
	Title:	SVP & GM

by	/s/ Mario Sheng
	Name	Mario Sheng
	Title:	AVP

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	BNP Paribas
	by	/s/ Katherine Wolfe
		Name:	Katherine Wolfe
		Title:	Managing Director

	by	/s/ Sandy Bertram
		Name:	Sandy Bertram
		Title:	Vice President

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	Wachovia Bank, N.A.
	by	/s/ John G. Taylor
		Name:	John G. Taylor
		Title:	Director

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	KBC Bank N.V.
	by	/s/ Sandra T. Johnson
		Name:	Sandra T. Johnson
		Title:	First Vice President

	by	/s/ Eric Raskin
		Name:	Eric Raskin
		Title:	Vice President

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	Fifth Third Bank
	by	/s/ Ashley Radel
		Name:	Ashley Radel
		Title:	Relationship Manager

SIGNATURE PAGE TO WAIVER AND AGREEMENT TO THE WASHINGTON GROUP INTERNATIONAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 14, 2005.
Name of Lender:	The Bank of New York
	by	/s/ Robert Besser
		Name:	Robert Besser
		Title:	Vice President